Exhibit 32.1

PREMIER HOLDING CORPORATION

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Randall Letcavage, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                the quarterly report on Form 10-Q of Premier Holding Corporation for the period ended June 30, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Premier Holding Corporation.

By: /s/ Randall Letcavage

Randall Letcavage

President and Chief Executive Officer

(Principal Executive Officer)

Date: June 27, 2019